UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2007

DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-6516	13-2529596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Philips Parkway
Montvale, New Jersey		07645-9998
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (201) 391-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
          On October 1, 2007, Datascope Corp. issued a press release announcing that it has developed a new patient monitoring system called NetGuard. On October 3, 2007, Datascope Corp. issued a press release announcing the launch of a web-based software product called the Panorama Web Viewer. A copy of the NetGuard press release, dated October 1, 2007, and the Panorama Web Viewer press release, dated October 3, 2007, are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated herein by reference.
          The information, including Exhibit 99.1 and Exhibit 99.2, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits:

Exhibit 99.1	Press release announcing the development of a new patient monitoring system called NetGuard, dated October 1, 2007, issued by Datascope Corp.

Exhibit 99.2	Press release announcing the launch of a web-based software product called the Panorama Web Viewer, dated October 3, 2007, issued by Datascope Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP. Registrant
/s/ Henry M. Scaramelli
Vice President,
Chief Financial Officer

Dated: October 4, 2007

EXHIBIT INDEX

Exhibit 99.1	Press release announcing the development of a new patient monitoring system called NetGuard, dated October 1, 2007, issued by Datascope Corp.

Exhibit 99.2	Press release announcing the launch of a web-based software product called the Panorama Web Viewer, dated October 3, 2007, issued by Datascope Corp.